SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2001
(Date of earliest event reported)

HYSEQ, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State of Incorporation)	000-22873 (Commission File No.)	36-3855489 (IRS Employer Identification No.)

670 Almanor Avenue
Sunnyvale, California 94085
(Address of principal executive offices, including zip code)

408-524-8100
(Registrant’s telephone number, including area code)

Item 5. Other Events.

      On July 17, 2001, Hyseq announced that William F. Bennett, Ph.D. will join Hyseq as Senior Vice President Research. This is a new position.

      For further information, see the press release of Hyseq, Inc., dated July 17, 2001, attached hereto as Exhibit 99.1.

      In a separate matter, on June 29, 2001, John E. Ford, Ph.D., Vice President of Functional Genomics, tendered his resignation from Hyseq.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, dated July 17, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYSEQ, INC.

/s/ George B. Rathmann

Name: George B. Rathmann Title: Chairman

Date: July 19, 2001

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 17, 2001.